State of New York	)
) ss:
County of New York	)
Certificate of Accuracy
This is to certify that the translation, “Lifestyle Portfolios Supplement dated 10-1-12 to the current Class A, Class B and Class C Shares Prospectus”, originally written in English is, to the best of our knowledge and belief, a complete and accurate translation into Spanish.

Dated: October 12, 2012

/s/ Jung A Han
Jung A Han
Project Coordinator
Global Translation Services
RR Donnelley
ARLANA V. SHERMAN
Notary Public, State of New York
No. 01SH6239189
Qualified in New York County
Commission Expires April 18, 2015

Sworn to and signed before me this 12 day of October, 2012

/s/ Arlana V. Sherman
Notary Public

Copyright RR Donnelley
Global Translation Services 2012	Page | 1